UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 27, 2017

LIVE VENTURES INCORPORATED

(Exact name of registrant as specified in charter)

001-33937	85-0206668
(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV	89119
(Zip Code)

Registrant’s telephone number, including area code:                    702-939-0231

____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On April 27, 2017, Live Ventures Incorporated (the “Company”) engaged BDO USA, LLP (“BDO”) as its independent registered public accounting firm and dismissed Anton & Chia, LLP (“A&C”) from that role. The change in accountants was approved by the Company’s Audit Committee.

The audit report of A&C on the Company’s financial statements for the fiscal years ended September 30, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended September 30, 2016 and 2015 and for the subsequent interim period through April 27, 2017, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of A&C, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s two most recent fiscal years ended September 30, 2016 and 2015, and for the subsequent interim period through April 27, 2017, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished A&C with a copy of this Form 8-K on April 27, 2017, providing A&C with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertains to A&C and, if not, stating the respect in which it does not agree. A copy of A&C’s response is filed as Exhibit 16.1 to this Report.

(b) On April 27, 2017, the Company engaged BDO as the Company’s new independent registered public accounting firm effective immediately. The retention of BDO was approved by the Audit Committee. During the Company’s two most recent fiscal years ended September 30, 2016 and 2015 and for the subsequent interim period through April 27, 2017,, neither the Company, nor anyone on behalf of the Company consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description
16.1	Letter from Anton & Chia, LLP., dated April 27, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By: /s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: May 1, 2017

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Anton & Chia, LLP., dated April 27, 2017

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